UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2003

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Smith Ranch Road
San Rafael, California		94903

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (415) 472-2211

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

     99   Press Release dated April 23, 2003

Item 9. Regulation FD Disclosure.

     The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

     On April 23, 2003, Fair Isaac Corporation (the “Company”) reported its financial results for the quarter and six months ended March 31, 2003. See the Company’s press release dated April 23, 2003, which is furnished as Exhibit 99 hereto and incorporated by reference in this Current Report on Form 8-K. In the press release, the Company provides the amount of charges resulting from the HNC Software Inc. acquisition included in its financial results for the periods presented and the impact of these charges on earnings per share. This information may be considered to be a “non-GAAP financial measure” under Regulation G recently adopted by the Securities and Exchange Commission. The Company believes that this information is useful in that it helps investors evaluate the Company’s operating performance and compare this performance between periods.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FAIR ISAAC CORPORATION

Dated: April 23, 2003	By	/s/ Kenneth J. Saunders

Kenneth J. Saunders
Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Method
Exhibit	Description	of Filing

99	Press Release dated April 23, 2003.	Filed Electronically